Plant and Equipment	9 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Plant and Equipment [Text Block]

7. Plant and Equipment

Property and equipment consist of the following components:

	December 31, 2025	March 31, 2025
Equipment	$634,888	$312,231
Land	8,367	2,244
Building	154,676	103,032
Total	797,931	417,507
Accumulated depreciation	(328,606)	(214,659)
Net carrying value	$469,325	$202,848

The Company depreciates its plant and equipment over the remaining estimated useful economic life. Included in equipment and land for the period ended December 31, 2025, is the 100 MW data center facility in Valenzuela, Paraguay which was substantially completed and placed into service during the period.

As a result of the laws and regulations in Paraguay, the Company has capitalized the certain input tax amounts to the cost of the plant and equipment, consistent with ASC 360; Property, Plant, and Equipment. A total of $41.3 million VAT was capitalized to plant and equipment from long term receivable on the Condensed Interim Consolidated Statements of Financial Position in connection with the Company’s subsidiaries W3X S.A. and Zunz S.A. in Paraguay. Depreciation of $6.5 million calculated on this capitalized amount was expensed in the current period ended December 31, 2025 included in the Condensed Interim Consolidated Statements of (Loss) and Comprehensive (Loss) Income. This change has been reflected prospectively in the period in light of the laws and regulations.